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                                                                   EXHIBIT 10.15

                     PROMISSORY NOTE AND SECURITY AGREEMENT


$235,000,00                                                     Portland, Oregon
                                                                January 20, 2000

        FOR VALUE RECEIVED, mHL Development Co. ("mHL") promises to pay to the order of the Sass Revocable Trust ("Trust") in lawful money of the United States of America, the principal amount of Two Hundred Thirty-Five Thousand Dollars ($235,000.00) together with interest on such amount from the date of this Note at the interest rate of fifteen percent (15%) per annum (the "Interest Rate"). Interest shall be computed on the outstanding principal amount on the basis of a 365-day year and actual days elapsed. mHL shall pay in full the aggregate unpaid principal amount of this Note, together with all accrued and unpaid interest thereon, on or before January 20, 2002.

        This Note may be prepaid, at any time and from time to time, in whole or in part, without penalty or premium. Any prepayment shall include accrued and unpaid interest to the date of prepayment on the amount prepaid. All payments shall be made directly to the Trust in immediately available funds.

        As security for the amounts due under this Note, mHL pledges and grants to the Trust a security interest in certain manufacturing equipment listed on the attached sheet (the "Collateral"). The Trust agrees to subordinate, and does subordinate, its security interest in the Collateral to any perfected security interest of the Confederated Tribes of the Grand Ronde or of Richard G. Sass in the Collateral.

        In the event that the Trust uses its own or an outside attorney to construe, interpret, or enforce any of the provisions of this Note or take any action in any bankruptcy, insolvency or similar proceeding affecting creditors' rights generally (including, without limitation, prosecution of a motion for relief from stay, proposal of a Chapter 11 plan, objection to a disclosure statement or a Chapter 11 or 13 plan, or objection to proposed use, sale or lease of property) or in mediation or arbitration, the Trust shall be entitled to recover from mHL its reasonable attorney fees and other costs incurred regardless of whether any legal proceeding is commenced. If any legal action, arbitration or other proceeding is brought, the prevailing party shall be entitled to recover its reasonable attorney fees and other costs incurred in connection therewith, both at trial and on any appeal therefrom or petitions for review thereof.

        All parties to this Note hereby waive presentment, dishonor, notice of dishonor, and protest. All parties to this Note hereby consent to, and the holder of this Note is hereby expressly authorized to make, without notice, any and all renewals, extensions, modifications or waivers of the time for or the terms of payment of any sum or sums due under this Note, or under any documents or instruments relating to or securing this Note, or the performance of any covenants, conditions or agreements hereof or thereof, or the taking or release of collateral securing this Note. The liability of all parties on this Note shall not be discharged by any action consented to above taken by any holder of this Note.



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        MHL may not assign or transfer this Note without the prior written consent of the Trust. This Note is made with reference to, and is to be construed in accordance with, the laws of the State of Oregon, exclusive of choice of law or conflicts of law rules or principles.

        MHL executes this Note as of the date first above written and acknowledges receipt of a copy of this Note.

                                       mHL Development Co.


                                       By:  /s/ JANE K. CONNER
                                            ------------------------------------
                                            Name:  Jane K. Conner
                                            Title:  Chief Financial Officer

        Upon payment in full under this Note, the Trust will execute all UCC Termination Statements and other documents necessary to release the security interest in the Collateral granted hereunder.


                                       Sass Revocable Trust


                                       By:  /s/ RICHARD G. SASS
                                            ------------------------------------
                                            Name:  Richard G. Sass
                                            Title:  Trustee